EIGHTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into March 9, 2015 by and among AIR INDUSTRIES MACHINING, CORP. (as successor by merger with Gales Industries Acquisition Corp., Inc.) (“Air”), a corporation organized under the laws of the State of New York, WELDING METALLURGY, INC. (as successor by merger with WMS Merger Corp.) (“WM”), a corporation organized under the laws of the State of New York, NASSAU TOOL WORKS, INC. (formerly known as NTW Operating Inc.) (“NTW”), a corporation organized under the laws of the State of New York, WOODBINE PRODUCTS, INC. (“WP”), a corporation organized under the laws of the State of New York, MILLER STUART INC. (“MS”), a corporation organized under the laws of the State of New York, EUR-PAC CORPORATION (“Eur-Pac”), a corporation organized under the laws of the State of New York, ELECTRONIC CONNECTION CORPORATION (“ECC”), a corporation organized under the laws of the State of Connecticut, AMK WELDING, INC., (“AMK”) a corporation organized under the laws of the State of Delaware, and THE STERLING ENGINEERING CORPORATION (“STERLING”  and collectively with Air, WM, NTW, WP, MS, EUR-PAC, ECC and AMK, the “Borrower”), a corporation organized under the laws of the State of Connecticut, AIR INDUSTRIES GROUP (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation)(“AIR GROUP”) a corporation organized under the laws of the State of Nevada and AIR REALTY GROUP, LLC (“REALTY”, and collectively with Air Group and  with the Borrower, the “Obligor”), a limited liability company  organized under the laws of the State of Connecticut, and PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC as agent for Lenders (in such capacity, “Agent”).

RECITALS

Whereas, Obligor and PNC entered into a certain Amended and Restated Revolving Credit, Term Loan and Security Agreement dated June 27, 2013 (which has been, is being and may be further amended, replaced, restated, modified and/or extended, the “Loan Agreement”); and

Whereas, Obligor and PNC have agreed to modify the terms of the Loan Agreement as set forth in this Agreement.

Now, therefore, in consideration of PNC’s continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT

1)	ACKNOWLEDGMENT OF BALANCE. Obligor acknowledges that the most recent statement of account sent to Obligor with respect to the Obligations is correct.

2)	MODIFICATIONS. The Loan Agreement be and hereby is modified as follows:

(a)	Sterling is hereby added as a borrowing entity under the Loan Agreement and the Other Documents and is added to the definition of “Borrower” in the Loan Agreement and the Other Documents.

(b)	The following definitions in Section 1.2 of the Loan Agreement are hereby deleted, and are replaced to read as follows:

“Collateral” shall mean and include all right, title and interest of each Obligor in all of the following property and assets of such Obligor, in each case whether now existing or hereafter arising or created and whether now owned or hereafter acquired and wherever located:

(a)           all Receivables and all supporting obligations relating thereto;

(b)           all equipment and fixtures, excluding the equipment of Sterling;

(c)           all general intangibles (including all payment intangibles and all software) and all supporting obligations related thereto;

(d)           all Inventory;

(e)           all Subsidiary Stock, securities, investment property, and financial assets;

(f)           all contract rights, rights of payment which have been earned under a contract rights, chattel paper (including electronic chattel paper and tangible chattel paper), commercial tort claims (whether now existing or hereafter arising); documents (including all warehouse receipts and bills of lading), deposit accounts, goods, instruments (including promissory notes), letters of credit (whether or not the respective letter of credit is evidenced by a writing) and letter-of-credit rights, cash, certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), security agreements, eminent domain proceeds, condemnation proceeds, tort claim proceeds and all supporting obligations;

(g)           all ledger sheets, ledger cards, files, correspondence, records, books of account, business papers, computers, computer software (owned by any Obligor or in which it has an interest), computer programs, tapes, disks and documents, including all of such property relating to the property described in clauses (a) through (f) of this definition; and

(h)           all proceeds and products of the property described in clauses (a) through (g) of this definition, in whatever form.  It is the intention of the parties that if Agent shall fail to have a perfected Lien in any particular property or assets of any Obligor for any reason whatsoever, but the provisions of this Agreement and/or of the Other Documents, together with all financing statements and other public filings relating to Liens filed or recorded by Agent against Obligors, would be sufficient to create a perfected Lien in any property or assets that such Obligor may receive upon the sale, lease, license, exchange, transfer or disposition of such particular property or assets, then all such “proceeds” of such particular property or assets shall be included in the Collateral as original collateral that is the subject of a direct and original grant of a security interest as provided for herein and in the Other Documents (and not merely as proceeds (as defined in Article 9 of the Uniform Commercial Code) in which a security interest is created or arises solely pursuant to Section 9-315 of the Uniform Commercial Code).

“Guarantor” shall mean Air Group and Realty and any other Person who may hereafter guarantee payment or performance of the whole or any part of the Obligations and “Guarantors” means collectively all such Persons.

“Maximum Loan Amount” shall mean $35,112,464.56 less repayments of the Term Loan.

“Original Owners” shall mean (i) with regard to Air, Air Group, (ii) with regard to WM, Air, (iii) with regard to NTW, Air Group, (iv) with regard to MS, WM, (v) with regard to WP, WM, (vi) with regard to Eur-Pac, Air Group, (vii) with regard to ECC, Eur-Pac, (vii) with regard to AMK, Air Group, and (viii) with regard to Sterling, Air Group.

“Term Loan” shall mean collectively, Term Loan A, Term Loan B, Term Loan C and Term Loan D.

“Term Loan Rate” shall mean, collectively, and as applicable, the Term Loan A Rate with respect to the Term Loan A, the Term Loan B Rate with respect to the Term Loan B the Term Loan C Rate with respect to the Term Loan C and the Term Loan D Rate with respect to the Term Loan D.

(c)	The following definitions are hereby added to Section 1.2 of the Loan Agreement to read as follows:

“Eighth Amendment Closing Date” shall mean March 9, 2015.

“Realty” shall mean Air Realty Group, LLC, a limited liability company organized under the laws of the State of Connecticut.

“Sterling” shall mean The Sterling Engineering Corporation, a corporation organized under the laws of the State of Connecticut.

“Term Loan D” shall mean the advances made pursuant to Section 2.3(C) hereof.

“Term Loan D Rate” shall mean an interest rate per annum equal to (a) the sum of the Alternate Base Rate plus two and one quarter percent (2.25) with respect to Domestic Rate Loans; and (b) the sum of the LIBOR Rate plus three and one half percent (3.50%) with respect to LIBOR Rate Loans.

(d)	A new Subsection 2.3(C) is hereby added to the Loan Agreement to read as follows:

2.3(C)  Term Loan.  Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, will make a Term Loan to Borrower in the sum equal to such Lender’s Commitment Percentage of $3,500,000.00.  The Term Loan shall be advanced on the Eighth Amendment Closing Date and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: twenty (20)  consecutive monthly principal installments, the first nineteen (19) of which shall be in the amount of $62,847.22 commencing on the first Business Day of April, 2015, and continuing on the first Business Day of each month thereafter, with a twentieth (20th)   and final payment of any unpaid balance of principal and interest payable on the last business Day of November, 2016, subject to mandatory prepayment and acceleration upon the occurrence of an Event of Default hereunder or earlier termination of the Loan Agreement pursuant to the terms hereof.  Notwithstanding anything to the contrary herein, in the Term Note and/or in any Other Document, all outstanding principal and interest hereunder is due and payable on the Termination Date.  The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the “Term Note”) in substantially the form attached hereto as Exhibit 2.3(C).

3)
GUARANTOR’S RATIFICATION.  Air Industries Group, a corporation organized under the laws of the State of Nevada (as successor by merger with Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation) hereby reaffirms its continuing obligations under the terms of that certain Guaranty and Suretyship Agreement dated August 24, 2007 executed by Air Industries Group, Inc. f/k/a Gales Industries Incorporated, a Delaware corporation, (the “Guaranty”), and acknowledges that (i) it has read this Agreement, (ii) the Obligations under the Loan Agreement are secured by the Guaranty, and (iii) it makes such reaffirmation with full knowledge of the terms thereof.

4)
SCHEDULES.  All revised schedules to the Loan Agreement attached hereto as Exhibit A replace the applicable existing schedules that are incorporated into the Loan Agreement and Other Documents by reference.

5)	ACKNOWLEDGMENTS. Borrower acknowledges and represents that:

(A)                 the Loan Agreement and Other Documents, as amended hereby, are in full force and effect without any defense, claim, counterclaim, right or claim of set-off;

(B)      to the best of its knowledge, no default by the Agent or Lenders in the performance of their duties under the Loan Agreement or the Other Documents has occurred;

(C)      all representations and warranties of the Borrower contained herein, in the Loan Agreement and in the Other Documents are true and correct in all material respects as of this date, except for any representation or warranty that specifically refers to an earlier date;

(D)                 Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and

(E)      this Agreement is a modification of an existing obligation and is not a novation.

6)	PRECONDITIONS. As preconditions to the effectiveness of any of the modifications, consents, or waivers contained herein, the Borrower agrees to:

(A)                 provide the Agent with this Agreement, the Term Note, the Joinder Agreement, and the Power of Attorney  each properly executed;

(B)      Provide the Agent with Mortgage documentation relative to the property located at 283 Sullivan Avenue, South Windsor, Connecticut.

(C)      provide the Agent with Mortgage documentation relative to the property located at 236 New Hartford Avenue, Barkhamsted, CT

(D)                 provide the Agent with secretary’s certificates and resolutions from the Borrower and Guarantor, in form and substance acceptable to the Agent;

(E)      provide the Agent with a Borrowing Base Certificate evidencing that Borrower has at least $1,500,000 of Undrawn Availability;

(F)      provide the Agent with all information and documentation required by the Agent;

(G)                 pay to the Agent an Amendment Fee in the amount of $40,000.00;

(H)                 pay all legal fees incurred by the Agent in entering into this Agreement to Wilentz, Goldman & Spitzer; and

(I)      pay all other fees and costs incurred by the Lenders in entering into this Agreement.

7)
MISCELLANEOUS.  This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without reference to that state’s conflicts of law principles.  This Agreement, the Loan Agreement and the Other Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof.  No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.  The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement, the Loan Agreement or the Other Documents.  This Agreement, the Loan Agreement and the Other Documents are intended to be consistent.  However, in the event of any inconsistencies among this Agreement, the Loan Agreement and/or any of the Other Documents, the terms of this Agreement, then the Loan Agreement, shall control.  This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts.  Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement.

8)
DEFINITIONS.  The terms used herein and not otherwise defined or modified herein shall have the meanings ascribed to them in the Loan Agreement.  The terms used herein and not otherwise defined or modified herein or defined in the Loan Agreement shall have the meanings ascribed to them by the Uniform Commercial Code as enacted in State of New York.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year above written.

ATTEST:	AIR INDUSTRIES MACHINING, CORP.

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

ATTEST:	WELDING METALLURGY, INC. (as
successor by merger with WMS Merger Corp.)

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	NASSAU TOOL WORKS, INC.
(formerly known as NTW Operating Inc.)

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	AIR INDUSTRIES GROUP

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	MILLER STUART INC.

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	WOODBINE PRODUCTS, INC.

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

ATTEST:	EUR-PAC CORPORATION

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	ELECTRONIC CONNECTION CORPORATION

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	AMK WELDING, INC.

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	THE STERLING ENGINEERING CORPORATION

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

ATTEST:	AIR REALTY GROUP, LLC

By: /s/ Kristie Petersen	By /s/ Daniel R. Godin
Name: KRISTIE PETERSEN	Name: DANIEL R. GODIN
Title: Secretary	Title: President

(SIGNATURES CONTINUED ON NEXT PAGE)

PNC BANK, NATIONAL ASSOCIATION
Lender and as Agent

By: /s/ Patrick McConnell
Name: PATRICK McCONNELL
Title: Senior Vice President